                                                            EXHIBIT NO. 99.7(e)

                                                FORM OF As of: October __, 2004

                        EXHIBIT A TO CUSTODIAN CONTRACT

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                                                State Street            Chase
          Name of Trust/Portfolio                 Portfolio           Portfolio
-------------------------------------------------------------------------------

I.   MFS FAMILY OF FUNDS
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     MFS SERIES TRUST I:
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     Cash Reserve Fund (MCF)                        --
-------------------------------------------------------------------------------
     Core Equity Fund (RGI)                         --
-------------------------------------------------------------------------------
     Core Growth Fund (CGF)                         --
-------------------------------------------------------------------------------
     Managed Sectors Fund (MMS)                                           --
-------------------------------------------------------------------------------
     New Discovery Fund (NDF)                       --
-------------------------------------------------------------------------------
     Research International Fund (RIF)              --
-------------------------------------------------------------------------------
     Strategic Growth Fund (AGF)                    --
-------------------------------------------------------------------------------
     Technology Fund (SCT)                          --
-------------------------------------------------------------------------------
     Value Fund (EIF)                               --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST II:
-------------------------------------------------------------------------------
     Emerging Growth Fund (MEG)                                           --
-------------------------------------------------------------------------------
     Large Cap Growth Fund (MCG)                                          --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST III:
-------------------------------------------------------------------------------
     High Income Fund (MFH)                                               --
-------------------------------------------------------------------------------
     High Yield Opportunities Fund (HYO)            --
-------------------------------------------------------------------------------
     Municipal High Income Fund (MMH)                N/A                   N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST IV:
-------------------------------------------------------------------------------
     Gov't. Money Mkt. Fund (MMG)                   --
-------------------------------------------------------------------------------
     Mid Cap Growth Fund (OTC)                                            --
-------------------------------------------------------------------------------
     Money Market Fund (MMM)                        --
-------------------------------------------------------------------------------
     Municipal Bond Fund (MMB)                      N/A                   N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST V:
-------------------------------------------------------------------------------
     International New Discovery Fund (MIO)         --
-------------------------------------------------------------------------------
     International Strategic Growth Fund (MGR)      --

-------------------------------------------------------------------------------
     International Strategic Value Fund (MIV)       --
-------------------------------------------------------------------------------
     Research Fund (MFR)                                                  --
-------------------------------------------------------------------------------
     Total Return Fund (MTR)                                              --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST VI:
-------------------------------------------------------------------------------
     Global Equity Fund (MWE)                                             --
-------------------------------------------------------------------------------
     Global Total Return Fund (MWT)                                       --
-------------------------------------------------------------------------------
     Utilities Fund (MMU)                                                 --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST VII:
-------------------------------------------------------------------------------
     Capital Opportunities Fund (MVF)                                     --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST VIII:
-------------------------------------------------------------------------------
     Strategic Income Fund (MSI)                                          --
-------------------------------------------------------------------------------
     Global Growth Fund (WGF)                       --
-------------------------------------------------------------------------------
     MFS Tax Managed Equity Fund (TME)              --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST IX:
-------------------------------------------------------------------------------
     Bond Fund (MFB)                                                      --
-------------------------------------------------------------------------------
     Emerging Opportunities Fund (MCV)              --
-------------------------------------------------------------------------------
     Inflation-Adjusted Bond Fund (IAB)             --
-------------------------------------------------------------------------------
     Intermediate Inv. Grade Bond Fund (IBF)        --
-------------------------------------------------------------------------------
     Limited Maturity Fund (MLM)                                          --
-------------------------------------------------------------------------------
     Municipal Ltd. Maturity Fund (MML)             N/A                   N/A
-------------------------------------------------------------------------------
     Research Bond Fund (RBF)                       --
-------------------------------------------------------------------------------
     Research Bond Fund J  (RBJ)                    --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST X:
-------------------------------------------------------------------------------
     Aggressive Growth Allocation Fund (AGG)        --
-------------------------------------------------------------------------------
     Conservative Allocation Fund (CON)             --
-------------------------------------------------------------------------------
     Emerging Markets. Debt Fund (EMD)              --
-------------------------------------------------------------------------------
     Emerging Markets Equity Fund (FEM)             --
-------------------------------------------------------------------------------
     Floating Rate High Income Fund(FRH)            --
-------------------------------------------------------------------------------
     Fundamental Growth Fund (FDG)                  --
-------------------------------------------------------------------------------
     Gemini U.K. Fund (GKF)                         --
-------------------------------------------------------------------------------
     Global Value Fund (GOF)                                              --
-------------------------------------------------------------------------------
     Government Mortgage Fund (MGM)                  N/A                   N/A
-------------------------------------------------------------------------------
     Growth Allocation Fund (GRO)                   --
-------------------------------------------------------------------------------
     International Core Equity Fund(ICF)            --
-------------------------------------------------------------------------------
     International Diversification Fund (MDI)       --
-------------------------------------------------------------------------------
     International Equity Fund (IAF)                --
-------------------------------------------------------------------------------
     International. Growth Fund (FGF)               --
-------------------------------------------------------------------------------
     International Value Fund (FGI)                 --
-------------------------------------------------------------------------------
     Moderate Allocation Fund (MOD)                 --
-------------------------------------------------------------------------------
     New Endeavor Fund (NEF)                        --
-------------------------------------------------------------------------------
     Strategic Value Fund (SVF)                     --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST XI:
-------------------------------------------------------------------------------
     Mid Cap Value Fund (MDF)                       --
-------------------------------------------------------------------------------
     Union Standard Equity Fund (UNE)               --
-------------------------------------------------------------------------------
     Vertex International Fund (VXI)                --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS MUNICIPAL SERIES TRUST:
-------------------------------------------------------------------------------
     AL Municipal Bond Fund (MAL)                   N/A                   N/A
-------------------------------------------------------------------------------
     AR Municipal Bond Fund (MAR)                   N/A                   N/A
-------------------------------------------------------------------------------
     CA Municipal Bond Fund (MCA)                   N/A                   N/A
-------------------------------------------------------------------------------
     FL Municipal Bond Fund (MFL)                   N/A                   N/A
-------------------------------------------------------------------------------
     GA Municipal Bond Fund (MGA)                   N/A                   N/A
-------------------------------------------------------------------------------
     MD Municipal Bond Fund (MMD)                   N/A                   N/A
-------------------------------------------------------------------------------
     MA Municipal Bond Fund (MMA)                   N/A                   N/A
-------------------------------------------------------------------------------
     MS Municipal Bond Fund (MMP)                   N/A                   N/A
-------------------------------------------------------------------------------
     NY Municipal Bond Fund (MNY)                   N/A                   N/A
-------------------------------------------------------------------------------
     NC Municipal Bond Fund (MNC)                   N/A                   N/A
-------------------------------------------------------------------------------
     PA Municipal Bond Fund (MPA)                   N/A                   N/A
-------------------------------------------------------------------------------
     SC Municipal Bond Fund (MSC)                   N/A                   N/A
-------------------------------------------------------------------------------
     TN Municipal Bond Fund (MTN)                   N/A                   N/A
-------------------------------------------------------------------------------
     VA Municipal Bond Fund (MVA)                   N/A                   N/A
-------------------------------------------------------------------------------
     WV Municipal Bond Fund (MWV)                   N/A                   N/A
-------------------------------------------------------------------------------
     Municipal Income Fund (MMI)                    N/A                   N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     STAND-ALONE FUNDS:
-------------------------------------------------------------------------------
     Government Limited Maturity Fund (MGL)         N/A                   N/A
-------------------------------------------------------------------------------
     Government Securities Fund (MGS)               N/A                   N/A
-------------------------------------------------------------------------------
     Growth Opportunities Fund (MGO)                                      --
-------------------------------------------------------------------------------
     MA Investors Growth Stock Fund (MIG)                                 --
-------------------------------------------------------------------------------
     MA Investors Trust (MIT)                       --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
II.  MFS CLOSED-END FUNDS
-------------------------------------------------------------------------------
     Charter Income Trust (MCR)                     --
-------------------------------------------------------------------------------
     Government. Markets. Income Trust (MGF)        --
-------------------------------------------------------------------------------
     Intermediate Income Trust (MIN)                --
-------------------------------------------------------------------------------
     Multimarket Income Trust (MMT)                                       --
-------------------------------------------------------------------------------
     Municipal Income Trust (MFM)                   N/A                   N/A
-------------------------------------------------------------------------------
     Special Value Trust (MFV)                                            --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
III. MFS INSTITUTIONAL FUNDS
-------------------------------------------------------------------------------
     MFS Institutional Trust (MFSIT):
-------------------------------------------------------------------------------
     Inst. Emerging Equities Fund (MEE)             --
-------------------------------------------------------------------------------
     Inst. High Yield Fund (IHY)  --
-------------------------------------------------------------------------------
     Inst. International Equity Fund (IIE)          --
-------------------------------------------------------------------------------
     Inst. Large Cap Growth. Fund (ILC)             --
-------------------------------------------------------------------------------
     Inst. Large Cap Value Fund (ILV)               --
-------------------------------------------------------------------------------
     Inst. Mid Cap Growth Fund (IMC)                --
-------------------------------------------------------------------------------
     Inst. Research Fund (IRF)                      --
-------------------------------------------------------------------------------
     Inst. Int'l Research Equity Fund (IRE)         --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS VARIABLE INSURANCE TRUST (MVI):
-------------------------------------------------------------------------------
     Emerging Growth Series (VEG)                                         --
-------------------------------------------------------------------------------
     Capital Opportunities Series (VVS)                                   --
-------------------------------------------------------------------------------
     Research Series (VFR)                                                --
-------------------------------------------------------------------------------
     Investors Trust Series (VGI)                                         --
-------------------------------------------------------------------------------
     Total Return Series (VTR)                                            --
-------------------------------------------------------------------------------
     Utilities Series (VUF)                                               --
-------------------------------------------------------------------------------
     High Income Series (VHI)                                             --
-------------------------------------------------------------------------------
     Global Governments Series (VWG) (nka                                 --
     MFS Strategic Income Series
-------------------------------------------------------------------------------
     Bond Series (VFB)                                                    --
-------------------------------------------------------------------------------
     Money Market Series (VMM)                      --
-------------------------------------------------------------------------------
     New Discovery Series (VND)                     --
-------------------------------------------------------------------------------
     Investors Growth Stock Series (VGS)            --
-------------------------------------------------------------------------------
     Global Equity Series (VGE)                     --
-------------------------------------------------------------------------------
     Mid Cap Growth Series (VMG)                    --
-------------------------------------------------------------------------------
     Value Series (VLU)                                                   --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
IV.  MFS/SUN LIFE SERIES TRUST
-------------------------------------------------------------------------------
     Bond Series (BDS)                              --
-------------------------------------------------------------------------------
     Capital Appreciation Series (CAS)                                    --
-------------------------------------------------------------------------------
     Capital Opportunity Series (VAL)               --
-------------------------------------------------------------------------------
     Emerging Growth Series (EGS)                                         --
-------------------------------------------------------------------------------
     Emerging Markets Equity Series (FCE)           --
-------------------------------------------------------------------------------
     Global Asset Allocation Series (AAS)                                 --
-------------------------------------------------------------------------------
     Global Governments Series (WGS)                                      --
-------------------------------------------------------------------------------
     Global Growth Series (WGO)                     --
-------------------------------------------------------------------------------
     Global Telecommunications Series (GLS)                               --
-------------------------------------------------------------------------------
     Global Total Return Series (WTS)                                     --
-------------------------------------------------------------------------------
     Government. Securities Series (GSS)            N/A                   N/A
-------------------------------------------------------------------------------
     High Yield Series (HYS)                                              --
-------------------------------------------------------------------------------
     International. Growth Series (FCI)  --
-------------------------------------------------------------------------------
     International Value Series (FCG)               --
-------------------------------------------------------------------------------
     Managed Sectors Series (MSS)                                         --
-------------------------------------------------------------------------------
     Mass. Inv. Growth Stock Series (MIS)           --
-------------------------------------------------------------------------------
     Mass. Investors Trust Series (CGS)             --
-------------------------------------------------------------------------------
     Mid Cap Growth Series (MCS)                                          --
-------------------------------------------------------------------------------
     Mid Cap Value Series (MVS)                     --
-------------------------------------------------------------------------------
     Money Market Series (MKS)                      --
-------------------------------------------------------------------------------
     New Discovery Series (NWD)                     --
-------------------------------------------------------------------------------
     Res. Gr. and Inc. Series (RGS)                 --
-------------------------------------------------------------------------------
     Research International Series (RSS)            --
-------------------------------------------------------------------------------
     Research Series (RES)                                                --
-------------------------------------------------------------------------------
     Strategic Growth Series (SGS)                  --
-------------------------------------------------------------------------------
     Strategic Income Series (SIS)                  --
-------------------------------------------------------------------------------
     Strategic Value Series (SVS)                   --
-------------------------------------------------------------------------------
     Technology Series (TKS)                        --
-------------------------------------------------------------------------------
     Total Return Series (TRS)                                            --
-------------------------------------------------------------------------------
     Utilities Series (UTS)                                               --
-------------------------------------------------------------------------------
     Value Series (EIS)                             --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
V.   COMPASS PRODUCTS
-------------------------------------------------------------------------------
     Cap. Appreciation Var. Acct. (CAVA)            --
-------------------------------------------------------------------------------
     Gov't. Securities Var. Acct. (GSVA)            N/A                   N/A
-------------------------------------------------------------------------------
     Global Gov'ts. Var. Acct. (WGVA)                                     --
-------------------------------------------------------------------------------
     High Yield Variable Acct. (HYVA)                                     --
-------------------------------------------------------------------------------
     Managed Sectors Var. Acct. (MSVA)                                    --
-------------------------------------------------------------------------------
     Money Mkt. Variable Acct.(MMVA)                --
-------------------------------------------------------------------------------
     Total Return Variable Acct. (TRVA)                                   --
-------------------------------------------------------------------------------

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MFS FUNDS LISTED IN THIS EXHIBIT A          STATE STREET BANK AND TRUST COMPANY

By:                                         By:
    ----------------------------------          -------------------------------
      Name: James R. Bordewick, Jr.               Name:
      Title: Assistant Secretary and              Title:
             Assistant Clerk
                                            JPMORGAN CHASE INVESTOR SERVICES CO.

                                            By:
                                                -------------------------------
                                                  Name:
                                                  Title: